Equity and Cost Investments	12 Months Ended
Sep. 30, 2012
Equity and Cost Investments [Abstract]
Equity and Cost Investments
Equity and Cost Investments (in millions)

	September 30, 2012	October 2, 2011
Equity method investments	$393.9	$334.4
Cost method investments	66.0	37.9
Total	$459.9	$372.3

Equity Method Investments
As of September 30, 2012, we had a 50 percent ownership interest in each of the following international equity investees: Starbucks Coffee Korea Co., Ltd.; President Starbucks Coffee Taiwan Ltd.; Shanghai President Coffee Co.; Berjaya Starbucks Coffee Company Sdn. Bhd. (Malaysia); and Tata Starbucks Limited (India). In addition, we had a 39.6 percent ownership interest in Starbucks Coffee Japan, Ltd. These international entities operate licensed Starbucks retail stores. We also have licensed the rights to produce and distribute Starbucks branded products to The North American Coffee Partnership with the Pepsi-Cola Company. We have a 50 percent ownership interest in The North American Coffee Partnership, which develops and distributes bottled Frappuccino® beverages, Starbucks DoubleShot® espresso drinks, Seattle’s Best Coffee® ready-to-drink espresso beverages and Starbucks Refreshers™ beverages.
Our share of income and losses from our equity method investments is included in income from equity investees on the consolidated statements of earnings. Also included in this line item is our proportionate share of gross margin resulting from coffee and other product sales to, and royalty and license fee revenues generated from, equity investees. Revenues generated from these related parties, net of eliminations, were $190.3 million, $151.6 million, and $125.7 million in fiscal years 2012, 2011, and 2010, respectively. Related costs of sales, net of eliminations, were $111.0 million, $83.2 million, and $65.3 million in fiscal years 2012, 2011, and 2010, respectively. As of September 30, 2012 and October 2, 2011, there were $33.0 million and $31.9 million of accounts receivable from equity investees, respectively, on our consolidated balance sheets, primarily related to product sales and royalty revenues.
As of September 30, 2012, the aggregate market value of our investment in Starbucks Japan was approximately $400 million, determined based on its available quoted market price, which exceeds its carrying value of $201 million.
Summarized combined financial information of our equity method investees, which represent 100% of the investees’ financial information (in millions):

Financial Position as of	September 30, 2012	October 2, 2011
Current assets	$603.1	$476.9
Noncurrent assets	735.3	651.4
Current liabilities	411.2	340.1
Noncurrent liabilities	119.7	80.2

Results of Operations for Fiscal Year Ended	September 30, 2012	October 2, 2011	October 3, 2010
Net revenues	$2,796.7	$2,395.1	$2,128.0
Operating income	353.5	277.0	245.3
Net earnings	286.7	231.1	205.1

Cost Method Investments
As of September 30, 2012, we had a $41 million investment of equity interests in entities that develop and operate Starbucks licensed retail stores in several global markets. We have the ability to acquire additional interests in some of these cost method investees at certain intervals. Depending on our total percentage of ownership interest and our ability to exercise significant influence over financial and operating policies, additional investments may require a retroactive application of the equity method of accounting.
During the fourth quarter of fiscal 2012, we made a $25 million investment in the preferred stock of Square, Inc. In addition, in conjunction with a commercial agreement with Square, we also received warrants to purchase common stock of Square that are subject to certain vesting conditions.